GARTMORE MUTUAL FUNDS

                        Nationwide  Large Cap Growth Fund
                           Nationwide  Small Cap Fund

                   Prospectus Supplement dated January 2, 2004
                        to Prospectus dated March 1, 2003

On December 22, 2003, the Nationwide Large Cap Growth Fund (the "Large Cap Fund") transferred all of its assets, subject to liabilities, to the Gartmore Growth Fund, in exchange for Class A, Class B, Class C and Institutional Service Class shares of the Gartmore Growth Fund. Thereafter, the Large Cap Fund was liquidated and dissolved. Therefore, shares of the Large Cap Fund are no longer offered for sale, and all references to the Large Cap Fund are deleted from the Prospectus.

Effective December 31, 2003, Gartmore Mutual Fund Capital Trust ("GMF"), the investment adviser to the Nationwide Small Cap Fund (the "Small Cap Fund"), allocated all of the Small Cap Fund's assets, which had been previously managed by INVESCO, Inc. ("INVESCO"), to itself for day-to-day investment management. The Small Cap Fund will continue to be managed consistently with the investment objective and principal strategies described in the Prospectus. However, as a result, the disclosure in the Fund Summary on page 6 of the Prospectus and on pages 10 and 11 of the Prospectus under the heading "Investment Adviser" is amended to reflect the fact that INVESCO is no longer managing the Small Cap
Fund on a daily basis and a team of portfolio managers from GMF is now responsible for the day-to-day management of the Small Cap Fund.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE.